Exhibit 99

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
AND THE CHIEF FINANCIAL OFFICER
PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Vail Resorts 401(k) Retirement Plan (the "Plan") hereby certifies that to the extent of his respective knowledge, that the Annual Report of the the Plan on Form 11-K for the year ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Report fairly presents, in all material respects, the financial condition of the Plan at the end of and for the periods covered by such Report.

Date: July 15, 2003

/S/ FREDERICK S. SMITH
Frederick S. Smith
Plan Administrator and
functional equivalent of
Chief Executive Officer
Vail Resorts 401(k) Retirement Plan

Date: July 15, 2003

/s/ JAMES P. DONOHUE
James P. Donohue
Plan Administrator and
functional equivalent of
Chief Financial Officer
Vail Resorts 401(k) Retirement Plan